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                                                             Exhibit 10.12

                          AMENDMENT TO EMPLOYMENT AGREEMENT
                          ---------------------------------

           This agreement made as of the 1st day of December 1988 by and between George G. Raymond, Jr., an individual residing in Binghamton,

      New York (hereinafter "Raymond") and THE RAYMOND CORPORATION, a New

      York corporation, a principal place of business at Greene, New York

      (hereinafter the "Company").


           WHEREAS, Raymond and the Company are presently parties to an

      Employment Agreement dated May 15,1985 and executed December 19, 1985 for a term expiring December 31, 1992 (the "Employment Agreement");

      and


           WHEREAS, Raymond wishes to retire from full-time employment with the Company, but


           Whereas the Company wishes Raymond to continue as a consultant and advisor to the Company and as Chairman of the Board of Directors

      of the Company; and


           WHEREAS, Raymond and the Company wish to amend the Employment

      Agreement,


           NOW THEREFORE, in consideration of the mutual promises contained herein and in the Employment Agreement, the parties agree to amend the Employment Agreement as follows:


           1.   Unless changed or modified by this Agreement, all terms of the Employment Agreement shall remain in full force and effect until the expiration of its terms.  The Employment Agreement and this

      Amendment to the Employment Agreement shall be read and interpreted together but where any of their terms conflict, the Amendment shall control.  The following paragraphs of this Amendment are numbered and titled in accordance with the numbers and titles of the

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      paragraphs of the Employment Agreement to which they pertain and all terms of such paragraphs shall continue to apply except as modified below.


           2.   Employment.    The Company agrees to retain Raymond as a
                -----------
      consultant and advisor to the Company.  Raymond and the Company agree that Raymond shall serve as Chairman of the Board of Directors so long as he is duly elected as a director.  Such services shall generally be performed at Greene, New York and Binghamton, New York.

      Raymond shall spend such time as shall be reasonably requested by the

      Company and as shall be reasonably consistent with his health.


           3.   Compensation.  Raymond's compensation as a consultant,
                -------------
      advisor, director and Chairman shall be no less than ninety-six thousand, two hundred dollars ($96,200) per year.  Raymond shall not be entitled to receive bonuses.


           5.   Interest-free Loan. The Company shall be under no
                -------------------
      obligation to make any further loans to Raymond under this paragraph.

      All outstanding loans shall be subject to the terms of Paragraph 5 of the Employment Agreement.


           6.   Fringe Benefits.    Raymond shall not be eligible hereafter
                ----------------
      to accrue benefits under any qualified or non-qualified retirement plans, to participate in the deferred compensation plan, or to receive compensation under any profit sharing, stock option or incentive compensation plans maintained by the Company.  Raymond shall be entitled to all accrued benefits under all Company plans in which he has previously participated.  In addition, Raymond shall be entitled to the following benefits:

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                (a)  In lieu of group life insurance, if Raymond shall die during the term of the Employment Agreement, the Company will pay to his estate, or as he shall direct in writing, a Death

           Benefit in the amount of five-hundred forty-five thousand

           dollars ($545,000).  If Raymond shall die after the expiration of the term of the Employment Agreement, the Company will pay to his estate or as he shall direct in writing, a Death Benefit of two-hundred forty-five thousand dollars ($245,000).  The Company shall be entitled to reduce any Death Benefit payable by the amount of any outstanding obligations of Raymond to the Company.


                     Raymond shall be eligible to participate on the same

           terms as a retiree in the Company's health and dental insurance plans and to be reimbursed for annual physical examinations for himself and his spouse in accordance with the Company's policy for officers.  The Company will provide Raymond travel insurance in an amount and on terms provided to Company officers and directors during the term of this Agreement.


                     Raymond shall not be entitled to long-term disability

           insurance.  In lieu thereof, the Company agrees to continue the

           Compensation and Benefits provided under Paragraph 3 and 6 of this Amendment during the term of the Employment Agreement should Raymond become disabled.


                (b)  Raymond shall not be eligible to participate in other insurance plans maintained by the Company now or in the future for management  personnel.


                (d)  The provision for paid vacation is deleted.

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                (g)  Raymond shall be entitled to the Company aircraft  in accordance with the Company's policies regarding personal and business use by executives of the Company.


           7.   Termination
                -----------
                (b)  Sub-pargraph (b) of Paragraph 7 is deleted.  Should

           Raymond become disabled, the Company agrees to continue

           Raymond's compensation and benefits provided in Paragraph 6 above during the term of the Employment Agreement.


           8.   Obligations on Termination
                --------------------------
                (a)  If the Agreement is terminated pursuant to Paragraph

           7(a), 7(e) or 7(f), Raymond shall be entitled to no further benefits from the Company.  In the event of Raymond's death,

           Raymond shall be entitled to the Death Benefit provided in

           Paragraph 6(a) above.


                       (b)  In the event this Agreement is terminated by Raymond

           pursuant to Paragraph 7(c) above, or in the event of termination purportedly made or attempted by the Company's successor(s)

           other than pursuant to Paragraph 7(a), 7(d), 7(e) or 7(f) above,

           Raymond shall be entitled to his compensation pursuant to

           Paragraph 3 above and his benefits pursuant to Paragraph 6 above through December 31, 1992; provided, however, said amount shall be reduced to the extent necessary to avoid Raymond being deemed to have received an "excess Parachute Payment", as such term is defined in Section 280G of the Internal Revenue Code.  All payments made pursuant to this Paragraph shall be made


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           in subsequently equal monthly installments commencing with the first day of the first month following the month in which

           termination occurs and shall cease upon the earlier of the scheduled expiration date or upon Raymond's death.


                All benefits shall be payable in accordance with the terms of the Employment Agreement as hereby amended and in accordance with the terms of the plans as maintained by the Company as of the date of any Change in Control.


           12.  Entire Agreement.   The Employment Agreement as hereby
                -----------------
      amended sets forth the entire understanding of the parties with respect to the subject matter hereof.  The Employment Agreement as hereby amended cannot be modified or extended except by a writing signed by the parties hereto.


           16.  The Company shall provide to Raymond an office and services in Binghamton or Greene, New York appropriate to the services and activities he is performing for the Company.

                IN WITNESS WHEREOF, the parties have executed this

      Agreement as of December 1, 1988.


                                         THE RAYMOND CORPORATION


                                         By /s/ Ross K. Colquhoun
                                           -------------------------------
                                              Ross K. Colquhoun
                                              President and CEO


                                         GEORGE G. RAYMOND, JR.


                                         By /s/ George G. Raymond, Jr.
                                            ------------------------------
                                              George G. Raymond




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